Taxes Payable (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Taxes Payable
VAT payable		¥ 18,127	¥ 8,014
Enterprise income taxes payable		13,458	7,492
Withholding individual income taxes for employees		2,628	718
Construction fee for cultural undertaking payable		911	538
Others		217	155
Total	$ 5,076	¥ 35,341	¥ 16,917